Exhibit 99.1

Simulations Plus, Inc. (NASDAQ:SLP) Annual Shareholders’ Meeting February 25, 2014

• Welcome and Introductions • Discussion of Voting Issues • Chairman’s Remarks • Questions & Answers • Adjournment of Official Meeting Agenda

With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission. Safe Harbor Statement

Management & Directors • Board of Directors: – David Z. D’Argenio, Ph.D., Director • Professor, Biomedical Engineering, USC • Director, Co - Director, Biological Simulation Resource Center, USC since 1985 – H. Wayne Rosenberger, Director • Sr. Regional VP of American Security Bank (ret.) – David Ralph, Ph.D., Director • Professor of Marketing and Sales, Pepperdine University – Virginia E. Woltosz, B.S., M.B.A., Director and Secretary • Co - founder, Words+, Inc. and Simulations Plus, Inc. – Walter S. Woltosz, M.S., M.A.S., Chairman & CEO. • Co - founder, Words+, Inc. and Simulations Plus, Inc. • Senior Management Team – John R. Kneisel, CPA, Chief Financial Officer – John DiBella , M.S., Vice President, Marketing, and Sales – Michael B. Bolger, Ph.D., Chief Scientist – Robert Clark, Ph.D., Director, Life Sciences

• Registered Independent Auditors • Rose, Snyder & Jacobs, Encino, CA • Tax Specialists • Rabbani, Inc., Los Angeles, CA • Legal Counsel • Procopio , Cory, Hargreaves & Savitch LLP Outside Counsels

• FY13 compared to FY12: – Sales up 6.6% to Fiscal Year Record $10.07 million from $9.45 million – Gross profit up 6.1% to $8.424 million from $7.938 million – SG&A increased 5.0% to $3.550 million from $3.379 million • As a percent of revenues, SG&A decreased to 35.2% from 35.8% – R&D expense decreased 15.3% to $0.802 million from $0.948 million • 2Q12 included approximately $150,000 in R&D expenditures for malaria NCE project – Net Income from continuing operations increased 12.7% to $4.072 million from $3.612 million – Diluted earnings per share from continuing operations was $0.18 , the same as in FY12 • FY12 also had $0.01/share from discontinued operations from the sale of the former Words+ subsidiary, making total EPS $0.19 – Approximately $4 million in cash dividends were distributed to shareholders: • $0.05/share in November 2012 ~$ 800,000 • $0.14/share in December 2012 ~ $ 2,240,000 • $0.03/share in May 2013 ~ $ 480,000 • $0.03/share in August 2013 ~ $ 480,000 • Strong balance sheet: – Cash of $10.18 million at 8/31/13 after the ~$4 million in dividends • Cash as of February 24 = $9.6 million after a dividend of $0.05/share was paid on February 24, 2014 – Shareholders’ equity on August 31, 2013 = $14.242 million – We continue to have no debt SLP FY13 Highlights Fiscal year ended 8/31/13:

$3.2 $5.7 $6.1 $6.3 $7.6 $8.7 $9.5 $10.1 2006 2007 2008 2009 2010 2011 2012 2013 $ Millions Revenues by Fiscal Year (pro forma prior to 2012)

Income Statement FY13 vs FY12 ($ millions) FY13 FY12 Net sales 10.071 9.449 Gross profit 8.424 7.939 Gross profit margin 83.7% 84.0% SG&A 3.550 3.379 R&D 0.802 0.948 Total operating expenses 4.352 4.327 Income from continuing operations 4.072 3.612 Other income 0.184 0.343 Income from continuing operations before income taxes 4.256 3.995 Net income from continuing operations 2.886 2.812 Earnings per share – continuing operations 0.180 0.178

Income Statement 1QFY14 vs 1QFY13 ($ millions) 1QFY14 1QFY13 Net sales 2.641 2.290 Gross profit 2.193 1.903 Gross profit margin 83.0% 83.1% SG&A 1.071 0.931 R&D 0.162 0.180 Total operating expenses 1.233 1.111 Income from operations 0.959 0.792 Other income 0.033 0.104 Income from operations before income taxes 0.992 0.896 Net income 0.685 0.587 Earnings per share 0.043 0.036

Revenues by Quarter (pro forma prior to 2012) $1.4 $1.8 $2.0 $1.1 $1.7 $2.2 $2.3 $1.3 $2.1 $2.6 $2.6 $1.4 $2.2 $2.8 $2.8 $1.6 $2.3 $3.1 $3.1 $1.6 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

Gross Profit by Fiscal Quarter (pro forma prior to 2012) $1.24 $1.53 $1.75 $0.71 $1.45 $1.93 $1.97 $1.07 $1.70 $2.21 $2.21 $1.12 $1.90 $2.39 $2.33 $1.32 $1.90 $2.62 $2.64 $1.26 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

EBITDA by Fiscal Quarter $0.55 $0.73 $0.93 $0.20 $0.73 $1.28 $1.23 $0.36 $1.00 $1.48 $1.48 $0.27 $1.23 $1.38 $1.48 $0.58 $1.09 $1.76 $1.73 $0.44 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

Net Income by Quarter (pro forma prior to 2012) $0.33 $0.47 $0.53 $0.17 $0.44 $0.85 $0.74 $0.21 $0.56 $0.91 $1.05 $0.17 $0.76 $0.84 $0.87 $0.35 $0.59 $1.06 $0.99 $0.24 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

New Customers by Quarter 10 11 9 9 14 17 12 14 15 21 13 10 18 18 16 9 Q1 Q2 Q3 Q4 2010 2011 2012 2013

Selected Balance Sheet Items ($ millions) August 31, 2013 August 31, 2012 Cash and cash equivalents $10.179 $12.701 Cash per share 0.62 0.80 Total current assets 12.972 14.670 Total assets 16.063 17.347 Total current liabilities 0.626 1.415 Total liabilities 1.821 2.204 Current ratio 20.72 10.36 Shareholders’ equity 14.242 15.143 Total liabilities and shareholders’ equity 16.063 17.347 Shareholders’ equity per diluted share 0.873 0.938

Selected Balance Sheet Items ($ millions) November 30, 2013 August 31, 2013 Cash and cash equivalents $10.555 $10.179 Cash per share 0.64 0.62 Total current assets 13.136 12.972 Total assets 16.405 16.063 Total current liabilities 0.791 0.626 Total liabilities 2.054 1.821 Current ratio 16.6 20.72 Shareholders’ equity 14.350 14.242 Total liabilities and shareholders’ equity 16.405 16.063 Shareholders’ equity per share 0.877 0.873

$1.59 $0.80 $0.80 $2.24 $0.00 $0.48 $0.48 $0.64 $1.97 $12.66 $13.24 $12.89 $12.70 $11.38 $9.33 $9.76 $10.00 $10.18 $10.56 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 $ Millions Dividend Paid Proceeds from Sale of Subsidiary Cash Returning Cash to Shareholders

Simulations Plus Products & Services

Discovery | **Preclinical** | **Clinical**


HO
N
H
CH_3
CH_3
O
H_3C-O





ADMET Predictor™

MedChem Studio™
MedChem Designer™

GastroPlus™

DDDPlus™

MembranePlus™

Consulting Services & Collaborations

simulations plus, inc.

# Product News


GastroPlus

- Version 8.5 released Q4FY2013
  - Unique precipitation model added
  - Infant PBPK physiologies added – pediatrics is high-interest area in FDA and industry
  - Added a built-in method for transporter *in vitro-in vivo* extrapolation
  - Added a number of additional built-in enzyme expression levels


ADMET Predictor

- Version 6.5 released in June 2013, version 7.0 release expected March 2014
  - New pKa model developed in major collaboration with Bayer AG
  - All new retrained models using new pKa model descriptors
  - New licensing software incorporated for greater flexibility and efficiency
  - Enhancements to user interface


MedChem Studio

- Version 4.0 & MedChem Designer 3.0 release expected March 2014
  - Improved molecule depictions
  - New licensing software
  - New ultra-fast screening methods for large molecular libraries
  - New 64-bit versions offered for screening very large libraries


MedChem Designer


DDDPlus

- Version 4.0
  - Virtual Trials added to show expected variances in experiments
  - Adding ADMET Predictor optional module as in GastroPlus
  - Customer base continues to grow


MembranePlus

- MembranePlus – released expected 1st half of calendar 2014
  - Explores mechanisms of permeability through cell layers
  - Explore and understand the effects of experimental setup that affect results
  - Contracted for *in vitro* assays for detailed model validation
  - Scientific poster presented at AAPS

simulationsplus, inc.

Marketing and Sales Program • Conferences /Scientific Meetings continue to be primary source of leads • During Q4 we did 13 scientific meetings and conferences in the U.S . and Europe with 12 scientific posters and presentations • Trainings and Workshops • Conducted 6 on - site training courses at client sites in Q4 and 24 in FY13 • Hosted 4 workshops in North America and Europe in FY13 • Strategic Digital Marketing Initiatives continue • Held 6 webinars on our Cheminformatics software in FY13 – over 900 registrations • LinkedIn, Facebook, Twitter accounts and website redesign help with outreach programs • Collaborations/Consulting/Grants – Ongoing 5 - year collaboration with the FDA Center for Food Safety and Applied Nutrition to build toxicity models with ADMET Predictor/Modeler™ for food additives and contaminants – Consulting studies continue – provides exposure of software to new groups – Finalized collaboration with Bayer Pharma for enhancement of pKa model in ADMET Predictor – Finalized funded collaboration for enhancement of the GastroPlus oral cavity dosing model – Ongoing funded collaboration to incorporate transdermal dosing into GastroPlus • We believe fundamental industry shift continues – Four recent submissions from our consulting contracts using GastroPlus modeling results were accepted by regulatory agencies – plus other submissions without our consulting – GastroPlus User Group was formed by industry users, now 350 members on LinkedIn – 60 new customers during FY13 (includes new companies as well as new departments within existing large customers ) – Major regulatory agencies in North America, Europe, and Asia all added licenses

NCE (New Chemical Entity) Project • New NCE project initiated , molecules now in synthesis • COX - 2 selected as target (Celebrex® target) • COX - 1 also needs to be inhibited, but at a lesser level (Aspirin target) • Used newest versions of our ADMET Design Suite™ (ADMET Predictor , MedChem Studio , MedChem Designer ) as well as GastroPlus • Goal: further demonstrate the powerful lead compound design capabilities of the ADMET Design Suite • Good results came from our malaria NCE project last year – new licenses already recouped investment

Summary • For FY13: - Record revenues continues our 5 - year - plus profitable trend - Earnings growth 12.7% on 6.6% revenue growth of continuing operations demonstrates high margins - Substantial increases in income taxes and health insurance did not help • Continuing to Expand our Life Sciences team: - Three new Ph.D.s added in FY13 - Continuing to seek and interview additional scientists and engineers - Additional staff will support expanded product line and greater consulting capacity - Life Sciences team strengthens and supports marketing and sales • Aggressive Marketing and Sales Activities - Greater staff time spent on marketing and sales activities - New training workshop for chemistry tools was held in Boston in March - GastroPlus introductory workshops held in Boston and San Diego - First GastroPlus introductory workshop held in Japan in October – overflow crowd • Strong cash position and no debt – returning cash to shareholders - Cash dividends totaling approximately $7.2 million have been distributed, yet cash remains at over $9.6 million as of today

Q&A